EX 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of North American Gaming and Entertainment Corporation (the "Company") on Form 10-K for the period ending December 31, 2008 has filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chen Weidong, Chief Executive Officer, President and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Name & Title					Date

/s/  Chen Weidong
-----------------
Chief Executive Officer (Principal
Executive Officer), President, and Director	April 15, 2009